                                                                     EXHIBIT 1.1

                             FLEMING COMPANIES, INC.

                                  $200,000,000

                          9 1/4% SENIOR NOTES DUE 2010

                             UNDERWRITING AGREEMENT

                                                                   June 13, 2002


Deutsche Bank Securities Inc.
Lehman Brothers Inc.
First Union Securities, Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated,
as Representatives of the several Underwriters
set forth on Schedule 1 hereto
c/o Deutsche Bank Securities Inc.
    31 West 52nd Street
    New York, New York  10019

Ladies and Gentlemen:

            Fleming Companies, Inc., an Oklahoma corporation (the "Company"), and the subsidiary guarantors listed on the signature page hereto (the "Guarantors" and, together with the Company, the "Issuers") hereby confirm their agreement with you (the "Representatives") of the several underwriters set forth on Schedule 1 hereto (the "Underwriters"), as set forth below.

            1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriters $200,000,000 aggregate principal amount of its 9 1/4% Senior Notes due 2010 (the "Notes"). The Notes will be unconditionally guaranteed (the "Guarantees" and together with the Notes, the "Securities") on a joint and several basis by each Guarantor. The Securities are to be issued under an indenture (the "Base Indenture") dated as of June 18, 2002, between the Company and Manufacturers and Traders Trust Company, as trustee (the "Trustee"), as supplemented by a supplemental in-denture (the "Supplemental Indenture" and together with the Base Indenture as supplemented thereby, the "Indenture") to be dated as of the Closing Date (as defined below), by and among the Company, the Guarantors and the Trustee.

            The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-86816), including a prospectus, relating to debt securities including the Securities, and the Company's common stock and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"). Such registration statement has been declared effective by the Commission. As provided in Section 5(a) hereof, a prospectus supplement reflecting the terms of the offering of the Securities and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424(b) under the Act. Such prospectus supplement, in the form to be filed as contemplated by
Section 5(a) hereof, is herein referred to as the "Final Prospectus Supplement" and together with the Prospectus (as defined below) in the form filed therewith, is herein referred to as the "Final Prospectus," and the prospectus supplement prepared and filed after the Effective Time, but containing a "Subject to Completion" legend comparable to that contained in paragraph (b)(10) of Item 501 under Regulation S-K of the rules and regulations of the Commission thereunder (the "Rules and Regulations") is herein referred to as the "Preliminary Prospectus Supplement" and together with the Prospectus in the form filed therewith, is herein referred to as the "Preliminary Prospectus." The Preliminary Prospectus Supplement and the Final Prospectus Supplement are collectively referred to as the "Prospectus Supplements." Such registration statement, as amended to the date of this Agreement, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as amended or supplemented to the date of filing of the Prospectus Supplements filed therewith, is herein called the "Prospectus," including the reports filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are incorporated by reference therein. As used herein, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time.

            2. Representations and Warranties of the Issuers. The Company and each Guarantor represents and warrants to and agrees with the Underwriters that:

            (a) The Company meets the requirements under the Rules and Regulations for use of Form S-3 under the Act. The Registration Statement and the Prospectus conform, and the Final Prospectus contemplated by
      Section 5(a) hereof and any further amendments or supplements to the Registration Statement or the Final Prospectus will,
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                                      -3-


      when they become effective or are filed with the Commission, as the case may be, conform, in each case, in all material respects to the requirements of the Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Preliminary Prospectus and the Final Prospectus and any additional amendment or supplement to the Final Prospectus), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Final Prospectus relating to the Underwriters in reliance upon and in conformity with written information furnished to the Company by Deutsche Bank Securities Inc. specifically for inclusion therein.

            (b) The reports incorporated by reference or deemed to be incorporated in the Final Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder (the "Exchange Act Regulations").

            (c) All of the subsidiaries of the Company are listed in Schedule 2 attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"); all of the outstanding equity interests of the Company and the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; except as set forth in the Final Prospectus, all of the outstanding equity interests of each of the Subsidiaries that are owned by the Company will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except (i) in de minimis amounts, (ii) for Investee Stores (as defined in the Final Prospectus), (iii) as set forth on Schedule 3 hereto, or (iv) as disclosed in the Final Prospectus, the Company does not own, directly or indirectly, any long-term debt securities or any equity interest in any firm, partnership, joint venture or other entity.

            (d) The Company has the long-term debt and shareholders' equity as set forth in the Final Prospectus. Each of the Company and the Subsidiaries is duly organized or formed, validly existing and in good standing under the laws of its respective jurisdiction of organization or formation and has all requisite corporate or organizational power and authority to own its properties and conduct its business as now conducted and as described in the Final Prospectus; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation or organization in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, prospects or results of operations of the Company and the Subsidiaries taken as a whole (any such event, a "Material Adverse Effect").

            (e) Except as set forth in the Final Prospectus, each Issuer has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities). This Agreement has been duly authorized, executed and delivered by each Issuer.

            (f) The Base Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder (the "TIA"). The Base Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery of the Indenture by the Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding is brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (g) Except as set forth in the Final Prospectus, each Issuer has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under the Indenture. Except as set forth in the Final Prospectus, the Indenture has been duly authorized by each Issuer and when executed and delivered by each Issuer (assuming the due authorization, execution and delivery of the Indenture by the Trustee) will constitute a valid and legally binding agreement of each Issuer, enforceable against each Issuer in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding is brought (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Supplemental Indenture when executed and delivered (assuming due authorization, execution and delivery of the Supplemental Indenture by the Trustee) will be in the form contemplated by the Indenture.

            (h) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Notes. The Notes, when executed and delivered, will be in the form contemplated by the Indenture. Except as set forth in the Final Prospectus, the Notes have been duly authorized by the Company and when executed and delivered by the Company and authenticated by the Trustee and paid for by the Underwriters in accordance with the terms of this Agreement will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding is brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (i) Each Guarantor has all requisite corporate or organizational power and authority to execute, deliver and perform its obligations under the Guarantees. The Guarantees, when executed and delivered, will be in the form contemplated by the Indenture. Except as set forth in the Final Prospectus, the Guarantees have been duly authorized by each Guarantor and when executed and delivered by each Guarantor in accordance with the provisions of the Indenture will constitute the valid and legally binding agreements of each Guarantor, enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding is brought (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (j) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale of the Securities or the consummation by the Issuers of the other transactions contemplated hereby, except such as have been obtained, such as will become effective at or prior to the issuance of the Securities and such as may be required under state securities or "Blue Sky" laws in connection with the sale of the Securities by the Underwriters. None of the Issuers is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) to the Issuers' knowledge, in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, or (iii) in breach of or in default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any instrument pertaining to indebtedness, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement or permit to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except in the case of clauses (ii) and (iii) for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

            (k) Except as set forth in the Final Prospectus, the execution, delivery and performance by each Issuer of the Indenture and the consummation by the Issuers of the transactions contemplated hereby (including, without limitation, the issuance and sale of the Securities to the Underwriters) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract (except for the Company's existing Credit Agreement, which Credit Agreement will be repaid upon consummation of the transactions contemplated hereby), (ii) the certificate of incorporation or bylaws (or similar organizational document) of any of the Issuers or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws by the Underwriters) any statute, judgment, decree, order, rule or regulation applicable to any of the Issuers or any of their respective properties or assets, except in the case of clauses (i) and
      (iii) for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

            (l) The consolidated financial statements of the Company (including the notes thereto) included or incorporated by reference in the Final Prospectus present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP"), except as otherwise stated therein. The summary and selected financial data in the Final Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. Except as otherwise stated therein, the pro forma financial statements included or incorporated by reference in the Final Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Exchange Act. The assumptions used in preparing the pro forma financial statements included or incorporated by reference in the Final Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. Notwithstanding anything to the contrary contained herein, no representation or warranty is made under this clause (l) with respect to EBITDA, Adjusted EBITDA or any ratio based thereon or derived therefrom.

            (m) Deloitte & Touche LLP (the "Independent Accountants") is an independent public accounting firm with respect to the Company within the meaning of the Act and the Rules and Regulations.

            (n) Except as set forth in the Final Prospectus, there is not pending or, to the knowledge of the Issuers, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities or the consummation of the other transactions described in the Final Prospectus.

            (o) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Prospectus ("Permits") (except, with respect to Permits which the Company and the Subsidiaries do not presently possess which would be necessary solely for future business proposed to be conducted by the Company and the Subsidiaries ("Future Permits"), which Future Permits the Company and the Subsidiaries reasonably believe will be obtained), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits or in the case of the Future Permits, the Company and the Subsidiaries intend to use their reasonable best efforts to obtain such Future Permits, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect; and to each Issuer's knowledge, none of the Company and the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Prospectus and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

            (p) Since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus, except as described therein or in the Final Prospectus, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions not in the ordinary course of business, which liabilities, obligations or transactions would, individually or in the aggregate, be material to the business, financial condition, prospects or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) none of the Company or the Subsidiaries has purchased any of its outstanding equity interests, nor declared, paid or otherwise made any dividend or distribution of any kind on its equity interests (other than regular quarterly dividends declared or paid on the Company's common stock and other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, equity interests owned by the Company) and (iii) there has not been any material change in the equity interests or long-term indebtedness of the Company or the Subsidiaries.

            (q) The Company and each of the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon other than those being contested in good faith or those owed but not yet due to be paid.

            (r) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or intends to take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (s) The Company and each of the Subsidiaries have good and marketable title to all real property and good title to all personal property described in the Final Prospectus as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Final Prospectus as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Prospectus or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases and material contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Final Prospectus, and to the Company's knowledge, none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

            (t) There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets required to be described in the Final Prospectus pursuant to the Act that are not described in the Final Prospectus.

            (u) Except as described in the Final Prospectus or except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (C) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries,
      (D) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law and (E) no property or facility of the Company or any of the Subsidiaries is (i) listed or, to the Company's knowledge proposed for listing on the National Priorities List under CERCLA or is (ii) to their knowledge, listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

            For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsur-face strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

            (v) There is no strike, material labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Issuers, threatened.

            (w) The Company carries insurance in such amounts and covering such risks as is adequate for the conduct of its and the Subsidiaries' respective businesses and the value of its and the Subsidiaries' respective properties and as is customary for comparable companies engaged in similar industries.

            (x) The Company (i) makes and keeps accurate books and records and
      (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its and the Subsidiaries' assets, (C) access to its and its Subsidiaries' assets is permitted only in accordance with management's general or specific authorization and (D) the reported accountability for its and its Subsidiaries' assets is compared with existing assets at reasonable intervals.

            (y) None of the Company or the Subsidiaries is or will be after application of the net proceeds from the sale of the Securities as described in the Final Prospectus an "investment company", as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (z) The Indenture and the Securities will conform in all material respects to the description thereof contained in the Final Prospectus.

            (aa) None of the Company or any of its Affiliates has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

            (bb) Except as disclosed in the Final Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include any securities of the Company owned or to be owned by such person in the securities registered pursuant to the Registration Statement.

            (cc) Except for this Agreement, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering of the Securities.

            (dd) The statistical and market-related data included in the Final Prospectus and the Registration Statement are based on or derived from sources which the Company believes to be reliable and accurate.

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and the Underwriters severally agree to purchase from the Company, at 97.500% of their aggregate principal amount, $200,000,000 aggregate principal amount of the Securities. Certificates in definitive form for the Securities that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Company at least two business days prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of White & Case LLP, 1155 Avenue of the Americas, New York, New York, at 10:00 A.M., New York time, on June 18, 2002, or at such other place, time or date as the Representatives and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Representatives at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as the Representatives may designate at least 24 hours prior to the Closing Date.

            4. Offering by the Underwriters. The Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Final Prospectus.

            5. Covenants of the Issuers. Each of the Issuers covenants and agrees with the Underwriters that:

            (a) The Company will file the Final Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, (i) the Company will comply with all requirements imposed upon it by the Act, the Rules and Regulations, the Exchange Act Regulations and the TIA to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Final Prospectus, as then amended or supplemented, and (ii) the Company will not file with the Commission the Final Prospectus or any amendment or supplement to the Final Prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have consented, which consent shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the Act, the Rules and Regulations, the Exchange Act Regulations and the TIA, promptly upon the reasonable request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Final Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Final Prospectus or any amendment or supplement to the Final Prospectus has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

            (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any portion thereof or any amendment thereto or any order preventing or suspending the use of the Final Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Final Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

            (c) The Company will cooperate with the Representatives in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to execute a general consent to service of process or subject itself to taxation in any jurisdiction.

            (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Representatives thereof and, subject to
      Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Final Prospectus that corrects such statement or omission or effects such compliance.

            (e) The Company will, without charge, provide (i) to the Underwriters and to counsel for the Underwriters a conformed copy of the Registration Statement and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of the Final Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request.

            (f) The Company, as soon as practicable, will make generally available to holders of the Securities and to the Underwriters consolidated earnings statements of the Company and its subsidiaries (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

            (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Prospectus.

            (h) For so long as any Securities remain outstanding, the Company will furnish to the Underwriters through Deutsche Bank Securities Inc. copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

            6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment or supplement thereto, the Final Prospectus and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Underwriters of the Securities, including trustee's fees, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission relating to the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any "road show undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) fees and expenses of the Trustee, including fees and expenses of counsel and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to clauses (i) or (v) of Section 10(a) hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default or breach by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will reimburse the Representatives upon demand (accompanied by documentation) for all out-of-pocket expenses (including fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Underwriters) that shall have been incurred by the Representatives in connection with the proposed purchase and sale of the Securities.

            7. Conditions of the Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Securities shall, in the sole discretion of the Representatives, be subject to satisfaction or waiver of the following conditions:

            (a) The Final Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Final Prospectus or otherwise shall have been complied with.

            (b) On the Closing Date, the Representatives shall have received the opinions, dated as of the Closing Date and addressed to the Underwriters, of each of Latham & Watkins and McAfee & Taft with respect to the matters provided for in Exhibit A, in the case of the opinion of Latham & Watkins, and Exhibit B, in the case of the opinion of McAfee & Taft.

            (c) On the Closing Date, the Representatives shall have received the opinion, in form and substance satisfactory to the Representatives, dated as of the Closing Date and addressed to the Underwriters, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to certain legal matters relating to this Agreement and such other related matters as the Representatives may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

            (d) The Underwriters shall have received from the Independent Accountants a comfort letter or letters dated as of the date hereof and dated as of the Closing Date with respect to financial information of the Company and Core-Mark International, Inc. ("Core-Mark") included or incorporated by reference in the Registration Statement and Final Prospectus, in form and substance satisfactory to counsel for the Underwriters.

            (e) The representations and warranties of the Issuers contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company shall have performed all covenants and agreements, in all material respects, and satisfied all conditions, in all material respects, on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Prospectus (exclusive of any amendment or supplement thereto after the date of the filing of the Final Prospectus as contemplated by Section 5(a) hereof), subsequent to the date of the most recent financial statements in such Final

      Prospectus, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (g) The Representatives shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

                  (i) The representations and warranties of the Issuers
            contained in this Agreement are true and correct on and as of the Closing Date, and the Company and the Guarantors have performed all covenants and agreements, in all material respects, and satisfied all conditions, in all material respects, on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Prospectus (exclusive of any amendment or supplement thereto after the date of the filing of the Final Prospectus as contemplated by Section 5(a) hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

                  (iii) To such officer's knowledge, the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

            (h) The following transactions shall close substantially concurrently with the Closing under this Agreement:

                  (i) the acquisition of Core-Mark by the Company on terms not materially different from those set forth in the agreement filed as an exhibit to the Company's Form 8-K filed with the Commission on April 24, 2002;

                  (ii) the new credit agreement of the Company described in the
            Final Prospectus; and

                  (iii) the concurrent offering of the Company's common stock described in the Final Prospectus.

            On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Issuers.

            All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Issuers shall furnish to the Representatives such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Representatives shall reasonably request.

            8. Indemnification and Contribution. (a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment or supplement thereto and the Final Prospectus and any amendment or supplement thereto; or

            (ii) the omission or alleged omission to state, in the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment or supplement thereto and the Final Prospectus and any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Underwriters and each such controlling person for any legal or other expenses incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment or supplement and the Final Prospectus and any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Un-derwriters furnished to the Company by the Underwriters through Deutsche Bank Securities Inc. specifically for use therein; provided further that the Company shall not be liable to any Underwriter under the indemnity agreement in this
Section 8(a) to the extent, but only to the extent, that (i) such loss, claim, damage, or liability of such Underwriter results from an untrue statement of a material fact or an omission of a material fact contained in the Preliminary Prospectus, which untrue statement or omission was completely corrected in the Final Prospectus and (ii) the Company sustains the burden of proving that such Underwriter sold shares of Securities to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to written confirmation of such sale, a copy of the Final Prospectus and (iii) the Company had previously furnished sufficient quantities of the Final Prospectus to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and (iv) such Underwriter failed to deliver the Final Prospectus (excluding the documents incorporated by reference therein), if required by law to have so delivered it, and such delivery would have been a complete defense against the loss, claim, liability, expense or damage asserted by such person. The indemnity provided for in this Section 8 will be in addition to any liability that the Issuers may otherwise have to the indemnified parties. The Issuers shall not be liable under this Section 8 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

            (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Issuers, their directors and officers and each person, if any, who controls such Issuers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment or supplement thereto and the Final Prospectus and any amendment or supplement thereto, or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement and any amendment thereto, the Preliminary Prospectus and any amendment thereto and the Final Prospectus and any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter, furnished to the Company by the Underwriters through Deutsche Bank Securities Inc. specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 8 will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters shall not be liable under this Section 8 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Underwriters, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Underwriter is or could have been a party, or indemnity could have been sought hereunder by any Underwriter, unless such settlement (A) includes an unconditional written release of the Underwriters, in form and substance reasonably satisfactory to the Underwriters, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Underwriter.

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 8 or the Issuers in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or
(ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and any Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by such Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or such Underwriter on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable consid-erations appropriate in the circumstances. The Issuers and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Issuers, each officer of the Issuers and each person, if any, who controls such Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

            9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuers, their officers and the Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, any of its officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8, 9 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            10. Termination. (a) This Agreement may be terminated in the sole discretion of the Representatives by notice to the Issuers given prior to the Closing Date in the event that the Issuers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Repre-sentatives, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Representatives, any event or development that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Final Prospectus contemplated by Section 5(a) hereof (exclusive of any amendment or supplement thereto);

            (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

            (iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption occurs in securities settlement or clearance services in the United States;

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Prospectus; or

            (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

            11. Information Supplied by the Underwriters. The statements set forth in the third paragraph, the second sentence of the fourth paragraph, the sixth, seventh and eighth paragraphs under the heading "Underwriting" in the Final Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company for purposes of Sections 2(a) and 8 hereof.

            12. Notices. All communications hereunder shall be in writing and, if sent to the Representatives, shall be mailed or delivered to (i) Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention:
Corporate Finance Department;

with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, NY 10005,
Attention: John Tripodoro; if sent to the Issuers, shall be mailed or delivered to the Company at 1945 Lakepointe Drive, Lewisville, Texas 75057, Attention:
Chief Financial Officer; with a copy to Latham & Watkins, 505 Montgomery Street, Suite 1900, San Francisco, California 94111-2562, Attention: Tracy Edmonson, Esq.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

            13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, Issuers and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Issuers, their officers and any person or persons who control such Issuers within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

            14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

            15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Underwriters.

                                      Very truly yours,

                                      FLEMING COMPANIES, INC.,
                                        as Issuer

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary

                                      ABCO FOOD GROUP, INC.,
                                        as Guarantor

                                      By:  /s/ James R. Vaughan
                                           -------------------------------------
                                           Name:  James R. Vaughan
                                           Title: President

                                      ABCO MARKETS, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      ABCO REALTY CORP.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      AG, L.L.C.,
                                        as Guarantor,
                                        by Fleming Companies, Inc. as its sole
                                        member

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      AMERICAN LOGISTICS GROUP, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      BAKER'S FOOD GROUP, INC.,
                                        as Guarantor

                                      By:  /s/ James R. Vaughan
                                           -------------------------------------
                                           Name:  James R. Vaughan
                                           Title: President

                                      CARDINAL WHOLESALE, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      DUNIGAN FUELS, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FAVAR CONCEPTS, LTD.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING FOODS MANAGEMENT CO., L.L.C.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING FOODS OF TEXAS, L.P.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING INTERNATIONAL LTD.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING SUPERMARKETS OF FLORIDA, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING TRANSPORTATION SERVICE, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FLEMING WHOLESALE, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      FOOD 4 LESS BEVERAGE COMPANY, INC.,
                                        as Guarantor

                                      By:  /s/ Charles Hall
                                           -------------------------------------
                                           Name:  Charles Hall
                                           Title: President

                                      FUELSERV, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      GATEWAY INSURANCE AGENCY, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      HEAD DISTRIBUTING COMPANY,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      LAS, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      MINTER-WEISMAN CO.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      PIGGLY WIGGLY COMPANY,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      PROGRESSIVE REALTY, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      RAINBOW FOOD GROUP, INC.,
                                        as Guarantor

                                      By:  /s/ James R. Vaughan
                                           -------------------------------------
                                           Name:  James R. Vaughan
                                           Title: President

                                      RETAIL INVESTMENTS, INC.,
                                        as Guarantor

                                      By:  /s/ James R. Vaughan
                                           -------------------------------------
                                           Name:  James R. Vaughan
                                           Title: President

                                      RETAIL SUPERMARKETS, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      RFS MARKETING SERVICES, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      RICHMAR FOODS, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

                                      SCRIVNER TRANSPORTATION, INC.,
                                        as Guarantor

                                      By:  /s/ Carlos M. Hernandez
                                           -------------------------------------
                                           Name:  Carlos M. Hernandez
                                           Title: Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.
LEHMAN BROTHERS INC.
FIRST UNION SECURITIES, INC.
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED



DEUTSCHE BANK SECURITIES INC.


By:   /s/ William Frauen
      -------------------------------
      Name: William Frauen
      Title: Director


By:   /s/ Carl Mayer
      -------------------------------
      Name: Carl Mayer
      Title: Managing Director